PART II-I-5-(4) RECORD OF SALES AND REPURCHASES
(Investor Shares)
	Number of Shares	Number of Shares	Shares
Fiscal Year	Sold	Repurchased	Outstanding
The 35th Fiscal Year	98,422	150,365	367,258
(10/1/04-09/30/05)	300,548	194,811	745,507
The 36th Fiscal Year	65,163	87,144	345,277
(10/1/05-09/30/06)	198,065	190,301	753,271
The 37th Fiscal Year	84,788	69,571	360,494
(10/1/06-09/30/07)	156,150	172,808	736,613
The 38th Fiscal Year	75,859	64,877	371,476
(10/1/07-09/30/08)	89,030	105,780	719,863
The 39th Fiscal Year	109,499	79,545	401,430
(10/1/08-09/30/09)	43,255	81,150	681,968
The 40th Fiscal Year	149,439	85,147	465,722
(10/1/09-09/30/10)	67,640	41,703	707,905
41st Fiscal Year	166,384	179,540	452,566
(10/1/10 – 09/30/11)	65,105	4,308	729,982
42nd Fiscal Year	198,789	164,462	486,893
(10/1/11– 09/30/12)	43,179	77,445	695,716
43rd Fiscal Year	143,497	169,735	460,655
(10/1/12– 09/30/13)	56,365	114,390	637,691
44th Fiscal Year	129,449	128,960	461,144
(10/1/13– 09/30/14)	73,560	126,167	585,084

(Note 1) Number in upper cell is in thousands.
(Note 2) Number in lower cell is the number of shares traded in Japan.